Project Dolphin PRESENTATION TO THE SPECIAL COMMITTEE 11 AUGUST 2013 CONFIDENTIAL Exhibit (c)(9) PRIVILEGED AND CONFIDENTIAL

Disclaimer
PROJECT DOLPHIN CONFIDENTIAL
The information herein has been prepared by Lazard based upon information supplied by Dole Food Company, Inc. (together with its subsidiaries, “Dole” or “Dolphin” or the “Company”) or publicly available information, and portions of the information herein may be based upon certain statements, estimates and forecasts provided by the Company with respect to the anticipated future performance of the Company. We have relied upon the accuracy and completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company, or any other entity, or concerning solvency or fair value of the Company, or any other entity. Certain forecasts utilized herein were provided by the Company and certain forecasts were prepared based upon direction from the Special
Committee. With respect to financial forecasts provided by the Company, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company. We assume no responsibility for and express no view as to any forecasts or the assumptions on which they are based. The information set forth herein is based upon economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, unless indicated otherwise. These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without the prior written consent of
Lazard; provided, however, that you may disclose to any and all persons the U.S. federal income tax treatment and tax structure of the transaction described herein and the portions of these materials that relate to such tax treatment or structure. Lazard is acting as investment banker to the Special Committee of the Board of Directors (the “Special Committee”) of Dole Food Company, Inc., and
will not be responsible for and will not provide, and the information herein does not constitute, any tax, accounting, actuarial, legal or other specialist advice.

Table of Contents
PROJECT DOLPHIN CONFIDENTIAL
I INTRODUCTION 1
II DISCUSSION OF DOLPHIN PROJECTIONS 8
III VALUATION ANALYSIS 19
APPENDIX
A Supplemental Materials on Management 5-Year Projections
32
B Supplemental Valuation Materials
38

I Introduction PROJECT DOLPHIN

Situation Overview
I     INTRODUCTION PROJECT DOLPHIN
On June 10, Mr. Murdock made an offer to acquire the remaining ~60% he does not currently own in Dolphin
On June 24, the Special Committee and its financial and legal advisors held a meeting with Mr. Murdock and his advisors and representatives of the Company and its counsel
On June 25, the formation of the Special Committee, along with the retention of financial and legal advisors, was announced in a press release
Following this announcement, the advisors and the Special Committee began conducting due diligence
On July 8, Competitor A made an approach to the Special Committee and its advisors to discuss a potential combination with Dolphin
The transaction (which would include a mixed consideration of cash and stock) was presented as having the potential to deliver value to Dolphin’s shareholders in excess of the $12.00 offer
Competitor A conditioned the submission of a more definitive proposal on assurances from Mr. Murdock of his willingness to participate
The Special Committee also received inquiries from two separate financial sponsors
Sponsor A, who held discussions with Dolphin in the past regarding one of Dolphin’s divisions, expressed an interest in discussing a potential transaction involving either a division of Dolphin or the whole Company; Sponsor A offered no indication of value
After a prior verbal expression of interest, Sponsor B sent a letter to the Special Committee on July 19, expressing an interest in acquiring Dolphin for a price per share of up to $14.00; the offer is subject to due diligence and appropriate financing;
Sponsor B declined to provide any bases or assumptions in support of their valuation
On July 10, Mr. Murdock’s legal counsel sent a letter to the Special Committee reiterating that it was Mr. Murdock’s current intention to terminate his offer if no agreement had been reached by July 31
On July 23, the Special Committee and its advisors reviewed an initial set of projections prepared by Management (the
“Management 5-Year Projections”)

Situation Overview
(cont’d)
I     INTRODUCTION PROJECT DOLPHIN
On July 25 – 26, Andrew Conrad, the Chairman of the Special Committee, and Lazard held calls with five significant
Dolphin shareholders
He restated his intention to withdraw his acquisition offer on July 31
Special Committee’s process to date and its timeline
Mr. Conrad discussed the Special Committee’s concerns related to Management’s projections and the need to develop material changes to those projections
Mr. Murdock emphasized that he had not determined to extend his July 31 termination date and discussed with Mr. Conrad the alternatives available to him if he withdrew his offer on July 31 as previously announced
Mr. Conrad highlighted the substantial work that has been done to date by the Special Committee and its advisors and indicated that it would not be in the best interest of Dolphin or its shareholders if the process were to be terminated at this point
Mr. Murdock indicated a willingness to increase his offer to $13.05 per share if the Special Committee would be prepared to accept a deal at that price
On July 30, the Special Committee and its advisors met to:
Review the updated Management 5-Year Projections
Review potential alternative sets of projections (prepared at the direction of the Special Committee)
Review the preliminary valuation implications of the various sets of projections
On July 25, Mr. Conrad and Lazard held a telephonic meeting with Mr. Murdock and his advisors
On July 27, Mr. Conrad and Mr. Murdock met to discuss the scheduled expiration of Mr. Murdock’s offer and the
Mr. Murdock stated that under no circumstance would he support a merger with or a sale of Dolphin to Competitor A

Situation Overview
(cont’d)
I     INTRODUCTION PROJECT DOLPHIN
On August 1, Mr. Conrad and Sherry Lansing, a member of the Special Committee, met with Mr. Murdock to discuss the economic terms of Mr. Murdock’s offer
Mr. Conrad and Ms. Lansing indicated that the Special Committee would be willing to enter into a transaction at $14.00 per share
After discussions, Mr. Murdock indicated that the maximum price he could pay was $13.25 per share
Mr. Conrad and Ms. Lansing broke the negotiations to discuss Mr. Murdock’s offer with the other members of the Special
Committee, Lazard and Sullivan & Cromwell to determine negotiating tactics and whether it was possible to increase the price further
In further discussions, Mr. Conrad and Ms. Lansing sought again to persuade Mr. Murdock to increase his price, but he unequivocally refused to do so and indicated he was prepared to withdraw the offer rather than increase his price further
Mr. Conrad and Ms. Lansing took a second break to discuss the situation with the other members of the Special Committee,
Lazard and Sullivan & Cromwell
After consulting with the other members of the Special Committee, Lazard and Sullivan & Cromwell, Mr. Conrad and
Between August 1 and August 10, Paul Hastings and Sullivan & Cromwell negotiated the terms of the merger agreement, the equity commitment letter to be delivered by Mr. Murdock and the debt commitment letter to be delivered by
Mr. Murdock’s lenders
After further negotiations, Mr. Murdock offered $13.50 per share as his final offer and threatened to otherwise end the process
Ms. Lansing informed Mr. Murdock that the Special Committee would be prepared to recommend a transaction at an agreed price of $13.50, subject to negotiation of the definitive terms of the merger agreement and the debt and equity commitment letters and receipt of a fairness opinion from Lazard

Summary of the Murdock Offer
I     INTRODUCTION PROJECT DOLPHIN
On June 10, 2013, Mr. Murdock delivered a offer to acquire all of the outstanding shares of Dolphin not already owned by him or his affiliates (remaining 60%)
Offer price of $12.00 in cash per share (plus the assumption of existing debt)
According to Mr. Murdock’s proposal, the offer represented a premium of 18% over the closing share price on June 10 and
19% over the one-month VWAP preceding June 10
Believes this represents “compelling valuation compared to historical Company and peer trading levels and similar transactions”
Implied valuation multiple, as presented by Mr. Murdock, does not appear to reflect any value for non-core assets and EBITDA does not appear to be adjusted for stock-based compensation expense
Will not proceed with the transaction unless the following conditions are met:
The approval by a Special Committee of independent directors of the Board
A non-waivable condition requiring the approval of a majority of the shares not owned by Mr. Murdock or his affiliates
Proposes to negotiate a definitive merger agreement with customary terms and conditions
Mr. Murdock is prepared to commit additional funding to support the transaction
Has hired Deutsche Bank as financial advisor and Paul Hastings LLP as legal advisor
Offer letter recognized the need for the Board to conduct an appropriate process but stated that “time is of the essence”
and that Mr. Murdock planned to terminate or withdraw his offer if a definitive merger agreement had not been executed by July 31, 2013
Schedule 13D indicated that “Mr. Murdock does not currently intend to sell any shares”; this position was reiterated by
Mr. Murdock during subsequent discussions
At a meeting on August 1 with Mr. Conrad and Ms. Lansing, Mr. Murdock offered $13.50 per share in cash as his final offer
Has received a “highly confident”  letter with respect to the financing of the transaction from Deutsche Bank
Based on discussions at the July 27 meeting with Mr. Conrad, Mr. Murdock indicated a willingness to increase his offer to $13.05 per share if the Special Committee would be prepared to accept a deal at that price

0

10
15
20
25
$8.00
$9.00
$10.00
$11.00
$12.00
$13.00
$14.00
Jun 05 Jun 18 Jul 01 Jul 14 Jul 27 Aug 09
5
Share Price Performance Since the Murdock Offer
PROJECT DOLPHIN I     INTRODUCTION
Source:   FactSet as of 8/9/2013.
(a) Performance since 6/10/2013 closing price.
(b) Actual company stock price. FDP and CQB stock price evolutions displayed in the graph are rebased on Dolphin’s price as of 6/10/2013.
$9.34
Dolphin
$12.81
+25.6%
(a)
DHM June 10 Offer: $12.00
June 10:
$10.20
Volume
(m)
Share
Price
FDP
$29.50
(b)
+8.5%
(a)
CQB
$12.35
(b)
+15.3%
(a)
June 11: DHM Offer
Made Public
DHM Revised Offer: $13.50
Daily Average Trading Volume Over a 90-day
Period Prior to the Murdock Offer: 1.0m
Volume Equivalent to c. 114% of Free Float
Traded Since the Murdock Offer
(c. 62.2m shares)

Summary of the Feedback Received from Dolphin’s Shareholders
I     INTRODUCTION PROJECT DOLPHIN

At the direction of the Special Committee, Lazard approached Dolphin’s major shareholders (based on most recent public filing data) and responded to incoming inquiries to offer shareholders the opportunity to share their views with the Special Committee on the Murdock offer
As a result, Andrew Conrad and Lazard attended five separate telephonic meetings (listen-only mode) on July 25 – 26 with shareholders representing more than 10% of the float (based on self-reported shareholdings)
Consensus view is that the Murdock offer is opportunistic and does not value the Company appropriately given its earnings potential and the embedded value of non-core assets, among other factors
However, certain shareholders indicated that they would be amenable to a transaction and certain shareholders expressed their preference for a transaction to occur eventually
Shareholders expressed confusion and concern at the recent sequence of corporate events (e.g. announcement of share buyback followed by cancellation shortly thereafter)
They also expressed meaningful concern about the lack of clarity regarding Management’s communication to the investor community (e.g. cost saving opportunities, value of non-core assets)
Certain shareholders acknowledged the recent transformation of the business (sale of the worldwide packaged foods and Asia fresh produce businesses) and noted that they struggle with estimating the run-rate earnings potential of Dolphin
Shareholders highlighted (i) the potential for earnings to turn around once industry conditions become more favorable and (ii) that the Company should be able to improve operating margins over time and close the gap with its peers
Shareholders questioned the decision to purchase new ships and noted the lack of clarity in terms of return on investment
Shareholders want to see the Special Committee complete its work and, to the extent that an agreement is struck with Mr. Murdock eventually, such agreement should be at a value higher than $12.00 per share
Shareholders expressed concern at the July 31 deadline and encouraged the Special Committee to take the time necessary to complete its work

Due Diligence to Date
I     INTRODUCTION PROJECT DOLPHIN
Key meetings/
conference
calls with
Management
Supplemented
by daily
interactions
with
Management
and ongoing
updates posted
to the
dataroom
7/24/2013
KEY INTERACTIONS TO DATE
6/25/2013 Kick-off conference call with Management (information request, process/timetable, logistics)
6/28/2013 Lazard NDA finalized; conference call with Management to review the background of the Itochu transaction
6/28/2013 Access granted to the dataroom
6/30/2013
Preliminary information request list sent to the Company
7/1/2013 Conference call with Management to discuss various business and financial due diligence items
7/8/2013 Due diligence meeting with Management at the Company’s headquarters
7/12/2013
Conference call with Management: presentation of Management 5-Year Projections
7/14/2013 Follow-up information request list sent to the Company
7/15/2013 Conference call with Management to discuss various business and financial due diligence items
7/16/2013 Conference call with Management and divisional executives to review divisional performance
7/17/2013
Conference call with Management, Hawaii operations manager and C.B. Richard Ellis representatives to discuss
Hawaiian land and sale process
Conference call with Management to discuss certain items related to investment in new ships
7/22/2013
Follow-up information request list sent to the Company
Conference call with Management to discuss various financial due diligence items
Discussion with D. DeLorenzo to review historical performance of the business
7/23/2013 Review of Management 5-Year Projections with Special Committee
Discussion between Mr. Conrad, Management and Lazard regarding the Management 5-Year Projections
7/25-29/2013 Follow-up discussions with Management
7/30/2013
Review with Special Committee of updated Management 5-Year Projections, potential alternative sets of projections (prepared at the direction of the Special Committee) and preliminary valuation implications of the various sets of projections
7/31-8/8/2013
Follow-up discussions with Management

II Discussion of Dolphin Projections PROJECT DOLPHIN

PROJECT DOLPHIN II     DISCUSSION OF DOLPHIN PROJECTIONS
Introduction to Management 5-Year Projections
Prepared by Management at request of Special Committee ahead of July Board meeting
Reviewed at July 11 Board meeting; Board not requested to and did not approve
Received input from senior management as well as divisional executives
5-year projections vs. regular 3-year budgeting/planning process
Outer years subject to limited visibility and uncertainty given cyclical nature of fresh produce business
Focused primarily on EBITDA metric
Remainder of P&L constructed from EBITDA as starting point each year
Cash flow items were provided on July 19
Cash flow items
(a)
reflect Management’s most current thinking/estimates
Unclear that full impact/upside of sizeable investment program (~$600 million over 2013 – 2017)
has been reflected in EBITDA
IT capex program initially estimated at $110 million over projected period and revised to
$25 million on July 24
(a) Revised cash flow forecasts do not reflect any increase in D&A related to new USWC vessels and IT capex program; Management indicated that net cash flow impact would likely be neutral as these investments would likely not generate any tax benefits due to Dolphin’s current tax structure.
Prepared on “top-down” basis rather than “bottom-up”
Prepared over a relatively short period of time and may not have been subject to usual senior management “give-and-take” of regular budgeting process

PROJECT DOLPHIN II     DISCUSSION OF DOLPHIN PROJECTIONS
Management 5-Year Projections – Management Approach
Starting point: Dolphin 3-Year Plan
Management approach:
Reviewed historical performance against budget since the 2009 IPO
Volatile earnings in Dolphin’s commodity produce business
Reviewed key variables based on current business environment
Did not incorporate any acquisition activity
2016E-2017E EBITDA kept constant, other than impact from new USWC vessels
Key variables:
Banana pricing and cost
Fresh Vegetables earnings capability
Business realignment
Impact of the West Coast replacement vessels
Assessment of key variables resulted in a High / Low EBITDA range per year until 2017 (see page 33 for further details)
Management then selected the midpoint of the range for each year
Source: Company.
Source: Board of Directors’ Meeting – Company Overview – July 2013 (Dataroom: 1.10.)

Source: 2013-2017 Projection Summary 07.22.2013 Revision (Dataroom: 3.9.3.); 2013-2017 Cash Flow Projections Revised
7-24-2013 (Dataroom: 3.9.6.)
II     DISCUSSION OF DOLPHIN PROJECTIONS PROJECT DOLPHIN
Management 5-Year Projections – Summary Overview
($ in millions)
ACTUAL MANAGEMENT 5-YEAR PROJECTIONS 13E-17E
2012A 2013E 2014E 2015E 2016E 2017E CAGR
P&L ITEMS
Revenue $4,246.7 $4,458.2 $4,452.0 $4,554.9 $4,612.8 $4,621.8 0.9%
% Growth (11.1%) 5.0% (0.1%) 2.3% 1.3% 0.2%
Gross Margin $367.8 $354.0 $369.0 $373.4 $386.2 $388.3 2.3%
% Margin 8.7% 7.9% 8.3% 8.2% 8.4% 8.4%
Adjusted EBITDA - Company Reporting
(a)
$171.8 $154.5 $164.0 $169.2 $181.5 $183.2 4.3%
% Margin 4.0% 3.5% 3.7% 3.7% 3.9% 4.0%
Less: D&A (65.9) (66.0) (68.3) (67.8) (67.3) (66.9)
% of Total Revenue 1.6% 1.5% 1.5% 1.5% 1.5% 1.4%
Adjusted EBIT - Company Reporting $105.9 $88.6 $95.7 $101.3 $114.2 $116.3 7.0%
% Margin 2.5% 2.0% 2.2% 2.2% 2.5% 2.5%
CASH FLOW ITEMS
Change in Working Capital - ($9.2) ($2.4) ($3.5) ($2.0) ($0.3)
% of Change in Revenue - 4.3% (38.6%) 3.4% 3.4% 3.4%
Strategic and All Other Projects Capex - (113.7) (92.9) (68.3) (69.2) (69.3)
% of Total Revenue - 2.5% 2.1% 1.5% 1.5% 1.5%
IT-Related Capex - - (15.0) (10.0) - -
Ships Payments - (32.9) (32.9) (67.5) (34.7) -
Other Cash Items (Excludes Interest)
(b)
- (228.9) (81.2) (57.9) (53.7) (46.9)
After-Tax Unlevered Free Cash Flow ($230.1) ($60.4) ($38.1) $21.9 $66.6
Source: Company.
(a) Midpoint of projections for 2014-2017 period. 2012 and 2013 adjusted for E.U. fine ($26.0m recorded in 2012, $33.8m recorded in Q1 2013 as per Company “Tuesday Packages”).
(b) Includes defined benefit plan contributions ($13.2m outflow in 2013, $18.1m in 2014, progressively decreasing to $8.3m in 2017), SERP/ESP funding ($47.3m outflow in 2013), other Itochu expenses/tax payments ($43.5m outflow in 2013), E.U. fine ($64.5m outflow in 2013), tax cases settlements ($23.1m outflow in 2013 and $19.6m outflow in 2014), DBCP settlements ($24.9m outflow between Q4 2013 and 2016), EBITDA comparability adjustments (deduction of stock-based compensation expense, equity earnings contribution and interest income) totaling approximately
~$17m per annum from 2014 onwards (~$21m in 2013E), and taxes at effective tax rate of 20.0% as per Company’s guidance plus $1.6m incremental taxes each year from 2014 onwards, related to
Ecuador tax case resolution. Excludes net proceeds from exercise of stock-options/share repurchase (+$3.3m net inflow in 2013) and asset sales ($30.6m in 2013, $50.0m per annum over the 2014-
2017 period).

Source: Board of Directors’ Meeting
–
Company Overview
–
July 2013 (Dataroom: 1.10.)
Management 5-Year Projections vs. Historical Performance
($ in millions)
VAR. 2009A-2013E: ($62m) VAR. 2013E-2017E: +$28m
(a)
Actual vs. Budget ($)
Actual vs. Budget (%)
+$11 ($22) +$28 ($10)
+5% (10%) +17% (6%)
Budget
Actual/Proj.
Adjusted
EBITDA
Source: Company.
(a) Midpoint of 2017E range vs. 2013E.
High
Low
Midpoint
$206
$226
$168
$182
$155
$217
$204
$196
$172
$155
2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E
$155
$160
$170
$171
$173
$178
$193
$195
$164
$169
$182
$183
PROJECT DOLPHIN II     DISCUSSION OF DOLPHIN PROJECTIONS

Management 5-Year Projections vs. Dolphin 3-Year Plan – Adjusted EBITDA
($ in millions)
Dolphin
3-Year Plan
Management
5-Year
Projections
(Midpoint)
Adjusted
EBITDA
($36.5)
($42.7)
II     DISCUSSION OF DOLPHIN PROJECTIONS
Source: Company.
$154.5
$200.5
$211.9
$154.5
$164.0
$169.2
$181.5
$183.2
2013E 2014E 2015E 2016E 2017E
PROJECT DOLPHIN
Source: Board of Directors’ Meeting – Company Overview – July 2013 (Dataroom: 1.10.); 2013-2017 Projection Summary
07.22.2013 Revision (Dataroom: 3.9.3.)

II     DISCUSSION OF DOLPHIN PROJECTIONS
2015E Adj. EBITDA Bridge: Dolphin 3-Year Plan vs. Management 5-Year Projections
($ in millions)
Source: Company.
Dolphin
3-Year Plan
Management
5-Year Projections
Source: Board of Directors’ Meeting
–
Company Overview
–
July 2013 (Dataroom: 1.10.); 2013-2017 EBITDA Sensitivity Analysis
(Dataroom: 3.6.)
$151.0
$120.9 $120.9
$130.9 $130.9
$132.2
$133.7 $134.3
$211.9
($26.0)
($5.0)
($29.1)
($1.3)
$1.3
$1.5
$0.6
$27.0
2015E
Adj.
EBITDA
North
America
Banana
Pricing
European
Banana
Pricing
Higher
Banana
Fruit
Cost
Chile
Higher
Fruit
Cost
Fresh
Vegetables
Normalization
Latin
Cost/
Price
Adjustment
Fresh
Fruit
Cost
Savings
Fresh
Vegetables
Cost
Savings
Corporate
Cost
Savings
Transition
to New
Ships
Bonus
Reversal
Packaged
Food
Legacy
Pension Cost
Pro Forma
2015E
Adj.
EBITDA
$184.0
$163.9 $163.9 $163.9
$175.9 $177.2
$178.7
$179.3
$178.0
($27.1) ($0.7)
($20.1)
($1.3)
$12.0 $1.3
$1.5
$0.6
2015E
Adj.
EBITDA
North
America
Banana
Pricing
European
Banana
Pricing
Higher
Banana
Fruit
Cost
Chile
Higher
Fruit
Cost
Fresh
Vegetables
Normalization
Latin
Cost/
Price
Adjustment
Fresh
Fruit
Cost
Savings
Fresh
Vegetables
Cost
Savings
Corporate
Cost
Savings
Transition
to New
Ships
Bonus
Reversal
Packaged
Food
Legacy
Pension Cost
Pro Forma
2015E
Adj.
EBITDA
PROJECT DOLPHIN
$211.9
$178.1
$169.2
$160.1
Midpoint
$10.0
($30.1)
($0.7)

Source: Dole – Model – 3 Year Plan (Bank Book) (Dataroom: 3.2.); 2013-2017 Cash Flow Projections Revised 7-24-2013
(Dataroom: 3.9.6.)
Management 5-Year Projections vs. Dolphin 3-Year Plan – Capex (Revised)
($ in millions)
Dolphin
3-Year Plan
Capex
($23)
+$72
II     DISCUSSION OF DOLPHIN PROJECTIONS
$147
$141
$146
$104 +$65
Ships Capex
Ships Capex
$15
IT Capex
All Other Capex
Ships Capex
All Other Capex
Ships Capex
All Other Capex
All Other Capex
Strategic
Capex
Strategic Capex
Strategic Capex
All Other Capex
$105
$65
$79
Source: Company.
$67
$10
IT Capex
2013E-2017E
Cumulative
Strategic and All Other Capex $413
Ships Capex 168
IT Capex 25
Total $606 $170
$75
$74
$35
$26
$68
$69 $69
$33
$33
$68
$35
2013E 2014E 2015E 2016E 2017E
14
PROJECT DOLPHIN
Management
5-Year
Projections
All
Other
Capex

SENSITIVITY
DESCRIPTION
ANNUAL
EBITDA
IMPACT
2017E PRO
FORMA
EBITDA OBSERVATIONS
MANAGEMENT 5-YEAR PROJECTIONS
- $183.2 -
NORTH AMERICA
BANANA PRICING
$0.25/box price
increase on North
America volumes
(a)
+$19.3-21.2
(a)
$204.3
Dolphin 3-Year Plan initially contemplated a
$0.34/box price increase in 2014
Sensitivity would apply each year, starting in 2014
`
EUROPE BANANA
PRICING
$0.25/box price
increase on Europe
volumes
(b)
+$5.3
(b)
$188.4
Dolphin 3-Year Plan initially contemplated a
$0.49/box price increase in 2014
Sensitivity would apply each year, starting in 2014
FRESH
VEGETABLES
EARNINGS
Fresh Vegetables at
initial 2015 run-rate
forecast of $103m (per
Dolphin 3-Year Plan)
+$23.8 $207.0
Management 5-Year Projections contemplate a run-
rate EBITDA of $79m for the Fresh Vegetables
business
Sensitivity would apply each year, starting in 2014
(c)
COST SAVINGS
$30m incremental
annual cost savings
+$30.0 $213.2
Management public statement in September 2012
contemplated $50m of potential annual cost savings
(of which $20m have been clearly identified in
projections)
Sensitivity would apply each year, starting in 2014
EBITDA GROWTH
1.5% growth per
annum in 2016E-
2017E EBITDA
+$5.1 $188.3
Management 5-Year Projections assume 2016E-17E
EBITDA kept constant, other than impact from new
USWC vessels
Sensitivity would apply each year, starting in 2016
(d)
UPSIDE FROM NEW
USWC SHIPS
$7.3m incremental
benefits from 2016
onwards (50% upside)
+$7.3 $190.5
Management 5-Year Projections include $11.8m-
$17.4m of potential upside from new USCW vessels
by 2017
Sensitivity would apply each year, starting in 2016
(e)
Management 5-Year Projections – Selected EBITDA Sensitivity Analysis
($ in millions)
PROJECT DOLPHIN
(a) Based on Company’s expected North American volumes, excluding organic bananas volumes: 77.1m boxes in 2014, 78.2m in 2015, 83.7m in 2016, 84.7m in
2017 (Source: 2013-2017 EBITDA Sensitivity Analysis – Dataroom: 3.6. – midpoint of assumptions). (b) Based on Company’s expected European volumes, excluding organic bananas volumes of 21.0m boxes each year from 2014 onwards (Source: 2013-2017 EBITDA Sensitivity Analysis – Dataroom: 3.6.). (c) $2.3m
impact in 2014, $23.8m from 2015 onwards. (d) $2.5m impact in 2016, $5.1m from 2017 onwards. (e) $6.5m impact in 2016, $7.3m from 2017 onwards.
II DISCUSSION OF DOLPHIN PROJECTIONS

Potential Alternatives to Management 5-Year Projections
PROJECT DOLPHIN II     DISCUSSION OF DOLPHIN PROJECTIONS
MANAGEMENT
HIGH CASE
Corresponds to high end of EBITDA estimates from Management 5-Year Projections (see page 11)
Source: Board of Directors’ Meeting – Company Overview – July 2013 (Dataroom: 1.10.)
Results in 2017E EBITDA of $195 million (vs. $183 million in midpoint of Management 5-Year Projections)
Key differences (and EBITDA impact) compared to Dolphin 3-Year Plan include:
Cash flow items
(a)
per Management 5-Year Projections
SPECIAL
COMMITTEE
UPSIDE CASE
2014E – 2015E EBITDA estimates per Dolphin 3-Year Plan; adjusted to exclude EBITDA impact of certain capital expenditures that have been postponed, as per Management guidance:
2013E EBITDA estimate per Management 5-Year Projections ($155 million) plus $6.5 million incremental bonus reversal (results in 2013E EBITDA of $161 million)
2016E – 2017E EBITDA projected to grow at 1.5% per annum, plus incorporating 50% additional anticipated benefits of new USWC vessels vs. Management 5-Year Projections (i.e. 50% of $14.6m by 2017 = $7.3m)
Results in 2017E EBITDA of $231 million (vs. $183 million in Management 5-Year Projections)
Cash flow items
(a)
per Management 5-Year Projections
The sets of projections outlined in the following pages have been prepared at the direction of the Special Committee
(a) Revised cash flow forecasts do not reflect any increase in D&A related to new USWC vessels and IT capex program; Management indicated that net cash flow impact would likely be neutral as these investments would likely not generate any tax benefits due to Dolphin’s current tax structure.
16
Higher fruit costs (-$27 million; primarily bananas)
Fresh Vegetables normalization (-$20 million in run-rate earnings)
Upside from incremental cost savings (+$15 million; primarily Fresh Fruit)
Upside from new USWC vessels (+$17 million by 2017)
EBITDA reduction of $9 million related to postponement of farm acquisitions in Ecuador (postponed indefinitely)
EBITDA reduction of $1 million in 2014 related to postponement of Coyoles investment to 2014
EBITDA reduction of $2 million in 2014 related to postponement of Banapuerto investment to end of 2014
2013E capital expenditures reduced from $147 million to $125 million to reflect approved and committed capital expenditures only, the difference being evenly spread over 2014, 2015 and 2016 (i.e. $7 million p.a.)

Alternative Cases vs. Management 5-Year Projections – Adjusted EBITDA
($ in millions)
Management
5-Year
Projections
+$25
+$34
II     DISCUSSION OF DOLPHIN PROJECTIONS
Special
Committee
Upside Case
Management
High Case
+$44
+$48
+$9
+$9
+$11
+$12
Adjusted
EBITDA
+$7
$155
$164
$169
$182
$183
$155
$173
$178
$193
$195
$161
$189
$203
$225
$231
2013E 2014E 2015E 2016E 2017E
17
PROJECT DOLPHIN
Source: 2013-2017 Projection Summary 07.22.2013 Revision (Dataroom: 3.9.3.); Board of Directors’ Meeting –
Company Overview – July 2013 (Dataroom: 1.10.)

After-Tax Unlevered Free Cash Flow
Source: 2013-2017 Projection Summary 07.22.2013 Revision (Dataroom: 3.9.3.); 2013-2017 Cash Flow Projections Revised
II     DISCUSSION OF DOLPHIN PROJECTIONS PROJECT DOLPHIN
Alternative Cases vs. Management 5-Year Projections – Summary Overview
($ in millions)
(a)
(d)
(b)
(c)
ACTUAL MANAGEMENT 5-YEAR PROJECTIONS 13E-17E
2012A 2013E 2014E 2015E 2016E 2017E CAGR
Adjusted EBITDA - Company Reporting
Management 5-Year Projections $171.8 $154.5 $164.0 $169.2 $181.5 $183.2 4.3%
Management High Case - $154.5 $173.0 $178.1 $193.0 $194.9 6.0%
Special Committee Upside Case - $161.0 $188.5 $202.9 $225.4 $230.9 9.4%
Cash Flow Items
Change in Working Capital - ($9.2) ($2.4) ($3.5) ($2.0) ($0.3)
Strategic and All Other Projects Capex - (113.7) (92.9) (68.3) (69.2) (69.3)
Capex Delta - Special Committee Upside Case Only - +21.5 -7.2 -7.2 -7.2 -
IT-Related Capex - - (15.0) (10.0) - -
Ships Payments - (32.9) (32.9) (67.5) (34.7) -
Other Cash Items (Excludes Interest)
Management 5-Year Projections (228.9) (81.2) (57.9) (53.7) (46.9)
Management High Case (228.9) (83.0) (59.7) (56.0) (49.3)
Special Committee Upside Case (230.2) (86.1) (64.7) (62.5) (56.5)
Management 5-Year Projections ($230.1) ($60.4) ($38.1) $21.9 $66.6
Management High Case (230.1) (53.2) (31.0) 31.1 76.0
Special Committee Upside Case (203.4) (48.0) (18.3) 49.9 104.8
18
7-24-2013 (Dataroom: 3.9.6.); Board of Directors’ Meeting – Company Overview – July 2013 (Dataroom: 1.10.)
(a) 2012 and 2013 adjusted for E.U. fine ($26.0m recorded in 2012, $33.8m recorded in Q1 2013 as per Company “Tuesday Packages”).
(b) Midpoint of projections for 2014-2017 period.
(c) See page 16 for further details.
(d) Includes defined benefit plan contributions ($13.2m outflow in 2013, $18.1m in 2014, progressively decreasing to $8.3m in 2017), SERP/ESP funding ($47.3m outflow in 2013), other Itochu expenses/tax payments ($43.5m outflow in 2013), E.U. fine ($64.5m outflow in 2013), tax cases settlements ($23.1m outflow in
2013 and $19.6m outflow in 2014), DBCP settlements ($24.9m outflow between Q4 2013 and 2016), EBITDA comparability adjustments (deduction of stock-
based compensation expense, equity earnings contribution and interest income) totaling approximately ~$17m per annum from 2014 onwards (~$21m in 2013E), and taxes at effective tax rate of 20.0% as per Company’s guidance plus $1.6m incremental taxes each year from 2014 onwards, related to Ecuador tax case resolution. Excludes net proceeds from exercise of stock-options/share repurchase (+$3.3m net inflow in 2013) and asset sales ($30.6m in 2013, $50.0m per annum over the 2014-2017 period).

III Valuation Analysis PROJECT DOLPHIN

Valuation Analysis Overview
PROJECT DOLPHIN III     VALUATION ANALYSIS
Focused on three primary valuation methodologies
Discounted cash flow (“DCF” or “intrinsic valuation”)
Public comparable benchmarks
Precedent transaction benchmarks
Performed based upon Management 5-Year Projections, Management High Case and
Special Committee Upside Case sensitivities
Considered value of non-core assets
Assessed valuation impact of certain key sensitivities – e.g. run-rate EBITDA, selected operating parameters

Valuation Key Assumptions and Adjustments
PROJECT DOLPHIN III     VALUATION ANALYSIS
DCF
VALUATION
PUBLIC
COMPARABLE
BENCHMARKS
PRECEDENT
TRANSACTION
BENCHMARKS
ENTERPRISE
VALUE
ADJUSTMENTS
20
Valuation date as of 6/15/2013 (end of Dolphin’s second quarter)
Assumes WACC range of 7.5%-8.5%
Assumes perpetual growth rate range of 1.0%-2.0%
Uses mid-year convention
Assumes effective tax rate of 20.0% as per Company’s guidance, plus $1.6 million incremental taxes each year related to Ecuador tax case resolution
Assumes D&A equal to capex in terminal value
Assumes change in working capital neutral in terminal value
Sample composed of Dolphin’s main fresh produce peers, as well as – for reference – other fruit and vegetables players and other food commodity peers
Valuation based on 2014E comparable basis EBITDA on all three cases discussed
Sample composed of selected comparable transactions in the fresh fruit and vegetables segment
Valuation based on LTM Q2 2013 comparable basis EBITDA
Assumes net debt as of 6/15/2013 (per Dolphin’s Q2 2013 10-Q)
Adjusted for cash payments projected post-Q2 2013 closing: E.U. fine ($64.5m), Honduran tax case settlement ($16.8m), Itochu-related costs ($13.6m)
Assumes book value of non-controlling interests, equity investments and assets held for sale as of 6/15/2013
Non-core assets incorporated at assumed after-tax present value of $155m, assuming disposal over 4 years at a 8.0% discount rate (see pages 40-41 for detailed calculation)

Basis of Preparation: Enterprise Value and EBITDA Adjustments
($ in millions, except per share data)
III     VALUATION ANALYSIS PROJECT DOLPHIN
Source: Company, FactSet.
(a) Based on outstanding share count of 89.9m as of 7/23/2013.
(b) Adjustments for comparability with peers.
(c) Assumes 0.07% interest rate per annum per Company’s guidance.
ENTERPRISE VALUE ADJUSTMENTS
ITEMS # RATIONALE
Diluted Share
Count (m)
90.7 (a)
Fully diluted share count including
in-the-money dilutive instruments to
reflect value to all equity holders:
stock options (treasury method),
RSAs, RSUs and Performance Shares
Share Price $12.81 Spot price as of August 9, 2013
Equity Value $1,162
Net Financial
Debt
$258
Net financial debt as of June 15, 2013
Excludes restricted cash
Pro Forma
Adjustments
94
Post-Q2 2013 closing payments: E.U.
fine ($64.5m), Honduran tax case
settlement ($16.8m) and Itochu-related
costs ($13.6m)
Book value of assets held for sale
($0.6m) as of June 15, 2013
Non-controlling
Interests
7 Book value as of June 15, 2013
Equity
Investments
(90) Book value as of June 15, 2013
Non-Core
Assets
(155)
Assumed after-tax present value of non-
core assets
Assuming disposal over 4 years and
discount rate of 8.0% (see pages
40-41 for detailed calculation)
Enterprise
Value
$1,276
EBITDA ADJUSTMENTS (b)
EBITDA
CALCULATION
Q2 2013
LTM 2013E 2014E RATIONALE
EBITDA –
Company
Reporting
$170.6 $154.5 $164.0
Per Dolphin
definition of
Adjusted
EBITDA
Based on
Management
5-Year
Projections
Stock-Based
Compensation
Expense
(17.9) (13.6) (12.2)
Represents an
economic
value to the
shareholders
(non-cash)
Reported
below the
EBITDA line
by Dolphin
Equity Earnings
Contribution
(6.0) (7.6) (5.1)
Reported
above the
EBITDA line
by Dolphin
Interest
Income (c)
(0.1) (0.2) (0.1)
Reported
above the
EBITDA line
by Dolphin
EBITDA
–
Comparable
Basis
$146.6 $133.1 $146.6

Implied Multiples and Premia at Various Prices Per Share
($ in millions, except per share data)
PROJECT DOLPHIN
Source: Company, FactSet
.
(a) Trading price of $10.20 as of 6/10/13, prior to public disclosure of Mr. Murdock’s offer.
(b) Spot price as of 8/9/2013.
(c) Outstanding share count as of 7/23/2013, plus in-the-money dilutive instruments to reflect value to all equity holders: stock options (using treasury method),
RSAs, RSUs and Performance Shares.
(d) As of 6/15/2013.
(e) Adjustments include book value of non-controlling interests, equity investments and assets held for sale, as well as post-Q2 2013 closing payments.
(f) Assumed after-tax present value of non-core assets (see pages 40-41 for detailed calculation).
(g) EBITDA adjusted for stock-based compensation expense, equity earnings contribution and interest income.
III     VALUATION ANALYSIS
(a)
(b)
DHM DHM
June 10 Revised
Unaffected
(a)
Current
(b)
Offer Offer
Price Per Share $10.20 $12.81 $12.00 $13.00 $13.50 $14.00
Premium to:
Unaffected Price - $10.20 - 26% 18% 27% 32% 37%
Current Price - $12.81 (20%) - (6%) 1% 5% 9%
52-Week High - $14.35 (29%) (11%) (16%) (9%) (6%) (2%)
All-Time High - $14.87 (31%) (14%) (19%) (13%) (9%) (6%)
Three-Month Average Unaffected - $10.64 (4%) 20% 13% 22% 27% 32%
Fully Diluted Share Count
(c)
90.2 90.7 90.5 90.7 90.9 91.0
Equity Value $921 $1,162 $1,086 $1,180 $1,227 $1,273
Net Financial Debt
(d)
$258 $258 $258 $258 $258 $258
Other Adjustments
(e)
11 11 11 11 11 11
Enterprise Value Without Non-Core Assets $1,189 $1,431 $1,355 $1,448 $1,495 $1,542
Assumed Present Value of Non-Core Assets
(f) ($155) ($155) ($155) ($155) ($155) ($155)
Enterprise Value With Non-Core Assets $1,034 $1,276 $1,200 $1,294 $1,340 $1,387
Implied EBITDA Multiples
LTM $171 6.1x 7.5x 7.0x 7.6x 7.9x 8.1x
2013E 155 6.7 8.3 7.8 8.4 8.7 9.0
2013E
Without Non-Core Assets
155 7.7 9.3 8.8 9.4 9.7 10.0
2014E 164 6.3 7.8 7.3 7.9 8.2 8.5
LTM $147 7.1x 8.7x 8.2x 8.8x 9.1x 9.5x
2013E 133 7.8 9.6 9.0 9.7 10.1 10.4
2013E
Without Non-Core Assets
133 8.9 10.7 10.2 10.9 11.2 11.6
2014E 147 7.1 8.7 8.2 8.8 9.1 9.5
COMPANY
REPORTING
COMPARABLE
BASIS
(g)

Valuation Summary
(in $ per share)
PROJECT DOLPHIN III     VALUATION ANALYSIS
DISCOUNTED
CASH FLOW
PUBLIC
COMPARABLE
BENCHMARKS
PRECEDENT
TRANSACTION
BENCHMARKS
INCLUDING ASSUMED AFTER-TAX PRESENT
VALUE OF NON-CORE ASSETS
(a)(b)(c)
OBSERVATIONS/COMMENTS
Based on 1.5% PGR/7.5%-8.5% WACC
and 8.0% WACC/1.0%-2.0% PGR
Based on 6.5x-7.5x 2014E comparable
basis EBITDA
Based on 8.0x-9.0x Q2 2013 LTM
comparable basis EBITDA
23
Source: Company, FactSet as of 8/9/2013.
(a) Based on a fully diluted share count (outstanding number of shares as of 7/23/2013), including in-the-money dilutive instruments to reflect value to all equity holders:
stock options (using treasury method), RSAs, RSUs and Performance Shares.
(b) Assuming an EqV to EV bridge of $269m as of 6/15/2013 (includes net financial debt, non-controlling interests, equity investments and assets held for sale at book value value and post-Q2 2013 closing payments).
(c) Based on assumed after-tax present value of non-core assets of $155m (see pages 40-41 for detailed calculation).
Management
5-Year
Projections
Management
High Case
Special
Committee
Upside Case
Management
5-Year
Projections
Management
High Case
Special
Committee
Upside Case
LTM EBITDA
$6.05
$7.39
$11.40
$9.31
$9.95
$11.05
$11.70
$7.88
$9.45
$14.08
$10.91
$11.64
$12.89
$13.27
1
2
3
Unaffected share price: $10.20
DHM Revised Offer: $13.50

III     VALUATION ANALYSIS PROJECT DOLPHIN
DCF Analysis – Summary Overview
(in $ per share)
(a) Assumed after-tax present value of non-core assets estimated at $155m (see pages 40-41 for detailed calculation).
EXCLUDING ASSUMED AFTER-TAX
PRESENT VALUE OF NON-CORE ASSETS
(a)
MANAGEMENT
5-YEAR
PROJECTIONS
MANAGEMENT
HIGH CASE
SPECIAL
COMMITTEE
UPSIDE CASE
Implied Value Per Share Implied Value Per Share
at Perpetuity Growth Rate of: at Perpetuity Growth Rate of:
WACC
1.0% 1.5% 2.0%
1.0% 1.5% 2.0%
7.0% $6.33 $7.33 $8.54 $8.05 $9.05 $10.24
7.5% 5.33 6.16 7.15 7.05 7.88 8.86
8.0% 4.47 5.17 5.99 6.19 6.89 7.71
8.5% 3.73 4.33 5.02 5.45 6.05 6.74
9.0% 3.08 3.60 4.19 4.80 5.32 5.91
Implied Value Per Share Implied Value Per Share
at Perpetuity Growth Rate of: at Perpetuity Growth Rate of:
WACC
1.0% 1.5% 2.0% 1.0% 1.5% 2.0%
7.0% $7.93 $9.06 $10.39 $9.64 $10.75 $12.06
7.5% 6.80 7.73 8.84 8.51 9.45 10.54
8.0% 5.83 6.62 7.54 7.55 8.34 9.26
8.5% 4.99 5.67 6.44 6.71 7.39 8.16
9.0% 4.27 4.85 5.51 5.98 6.56 7.23
Implied Value Per Share Implied Value Per Share
at Perpetuity Growth Rate of: at Perpetuity Growth Rate of:
WACC 1.0% 1.5% 2.0% 1.0% 1.5% 2.0%
7.0% $12.69 $14.13 $15.87 $14.34 $15.78 $17.52
7.5% 11.21 12.43 13.85 12.88 14.08 15.50
8.0% 9.93 10.97 12.17 11.62 12.64 13.83
8.5% 8.82 9.72 10.74 10.52 11.40 12.41
9.0% 7.84 8.62 9.50 9.56 10.32 11.19
24
1
INCLUDING ASSUMED AFTER-TAX
PRESENT VALUE OF NON-CORE ASSETS
(a)

Illustrative calculation of potential adjustments to Management 5-Year Projections (using WACC of 8.0% and PGR of 1.5%)
Illustrative Value Impact of Selected Sensitivities (DCF Methodology)
($ in millions, except per share data)
PROJECT DOLPHIN III     VALUATION ANALYSIS
SENSITIVITY DESCRIPTION
ANNUAL
EBITDA
IMPACT
FREQUENCY
TOTAL
VALUE
IMPACT (h)
VALUE/
SHARE
IMPACT
(i)
NORTH AMERICA
BANANA PRICING
$0.25/box price increase on North
America volumes
(a)
+$19.3 -21.2
(a)
Each year,
starting in 2014
~$240 ~$2.65
EUROPE BANANA
PRICING
$0.25/box price increase on Europe
volumes
(b)
+$5.3
(b)
Each year,
starting in 2014
~$60 ~$0.65
FRESH
VEGETABLES
EARNINGS
Fresh Vegetables at initial 2015 run-
rate forecast of $103m (per Dolphin 3-
Year Plan)
+$23.8
Each year,
starting in 2014
(c)
~$255 ~$2.85
COST SAVINGS
$30m incremental annual cost savings +$30.0
Each year,
starting in 2014
~$345 ~$3.80
EBITDA GROWTH
1.5% growth per annum in
+$5.1
Each year,
starting in 2016
(d)
~$50 ~$0.55
UPSIDE FROM NEW
USWC SHIPS
$7.3m incremental benefits from 2016
onwards (50% upside)
+$7.3
Each year,
starting in 2016
(e)
~$75 ~$0.80
ECUADOR
TAX CASE
Incremental $50m resolution cost vs.
Management $19.6m assumptions
(assumed in 2014)
- - ~($45) ~($0.50)
HAWAII LAND
Disposal of Hawaiian farmed land for
$72.5m
(f)
evenly sequenced over 4
years
($1.1)
(g)
Each year,
starting in 2014
(g)
~$25 ~$0.30
1
(a) Based on Company’s expected North American volumes, excluding organic bananas volumes: 77.1m boxes in 2014, 78.2m in 2015, 83.7m in 2016, 84.7m in 2017 (Source:
2013-2017 EBITDA Sensitivity Analysis – Dataroom: 3.6. –
midpoint of assumptions
).
(b) Based on Company’s expected European volumes, excluding organic bananas volumes of
21.0m boxes each year from 2014 onwards (Source: 2013-2017 EBITDA Sensitivity Analysis – Dataroom: 3.6.). (c) $2.3m impact in 2014, $23.8m from 2015 onwards. (d) $2.5m impact in 2016, $5.1m from 2017 onwards. (e) $6.5m impact in 2016, $7.3m from 2017 onwards. (f) See page 42 for further details. (g) Run-rate impact. Progressive ramp-up from
2014E onwards to reflect gradual disposals. (h) DCF value, based on illustrative tax rate of 20.0%. (i) Based on outstanding share count as of 7/23/2013 of 89.9m.
2016E-2017E EBITDA

Illustrative DCF Sensitivity at Various 2017 EBITDA Levels
($ in millions, except per share data)
PROJECT DOLPHIN III     VALUATION ANALYSIS
Management
5-Year
Projections
Management
High Case
Special
Committee
Upside Case
(a)
(b)
Based on WACC of 8.0% and PGR of 1.5%
Includes assumed after-tax present value of non-core assets of $155 million (see pages 40-41 for detailed calculation)
Assuming 2013E-2017E EBITDA growth pattern similar to Management 5-Year Projections
$231
$195
$183
Illustrative Illustrative
2017E 2013E-2017E 2017E
Implied Value Per Share
EBITDA CAGR EBITDA
at Perpetuity Growth Rate of 1.5%
Company
Reporting Basis
$180 3.9% $163 $6.52
190 5.3% 173 7.69
200 6.7% 183 8.87
210 8.0% 193 10.03
220 9.2% 203 11.18
230 10.5% 213 12.32
240 11.6% 223 13.45
250 12.8% 233 14.58
Comparable
(a) Adjusted for stock-based compensation expense, equity earnings contribution and interest income.
(b) Based on a fully diluted share count (outstanding number of shares as of 7/23/2013), including in-the-money dilutive instruments to reflect value to all equity holders: stock options (using treasury method), RSAs, RSUs and Performance Shares.
1

Dolphin vs. Key Peers – Relative Business Profile
($ in millions)
PROJECT DOLPHIN III     VALUATION ANALYSIS
2012
PRODUCT
MIX
2012
GEOGRAPHIC
EXPOSURE
CREDIT RATING
B/Stable NR B/Negative NR
ENTERPRISE
VALUE
(a)
$1,189
(d)
$1,797 $1,086 $207
EQUITY VALUE
(a)(b)
921 1,667 594 267
NET LEVERAGE
(c)
2.7x 0.4x 3.6x (0.2x)
o/w bananas: 45%
o/w pineapples: 15%
o/w bananas/ripening: 58%
o/w pineapples: 4%
o/w bananas: 64%
Based on total revenues, incl. share of JVs.
DOLPHIN
2
North
America
58%
Europe
31%
MENA
11%
Fresh Fruit
64%
Salads &
Snacks
31%
Other
5%
Fresh Fruit
89%
Prepared
Food
10%
Fresh
Vegetables
1%
Fresh Fruit
100%
Eurozone
40%
UK &
Ireland
40%
RoW
20%
North
America
58%
Europe
27%
RoW
15%
North
America
53%
Europe
21%
Asia
12%
MENA
11%
RoW
3%
Fresh Fruit
72%
Fresh
Vegetables
26%
Other
(Commercial
Cargo)
2%
Note: Enterprise value calculated as of 8/9/2013, including market capitalization, latest available net debt, non-controlling interests and equity investments (at book value or market value when available). Dolphin market capitalization based on unaffected share price, i.e. as of 6/10/2013.
(a) Fyffes data calculated based on €/USD exchange rate as of 8/9/2013 of 1.331.
(b) Based on fully diluted share count (latest available outstanding share count diluted for stock options using treasury method and other dilutive instruments); Dolphin net debt includes impact of E.U. fine, Honduran tax case settlement, remaining Itochu-related costs and assets held for sale. (c) Based on 2013E comparable basis calendarized EBITDA
(see page 38 for further details). (d) Excluding assumed after-tax present value of non-core assets; $1,034m when including assumed after-tax present value of non-core assets.
Source: Companies filings, FactSet and Wall Street Research.

Public Comparable Benchmarks
($ in millions, except per share data, FYE 12/31)
III     VALUATION ANALYSIS
2
PROJECT DOLPHIN
For
reference
Market Enterprise EV / EBITDA P/E Net
Company Cap. Value 2013E 2014E 2013E 2014E Leverage
Fresh Del Monte $1,667 $1,797 8.3x 7.3x 13.4x 12.3x 0.4x
Chiquita Brands 594 1,086 7.4 6.5 17.6 11.1 3.6
Fyffes 267 207 4.0 4.0 7.8 7.6 (0.2)
Average 6.6x 5.9x 12.9x 10.4x 1.3x
Median 7.4 6.5 13.4 11.1 0.4
Del Monte Pacific $912 $1,013 14.2x 12.2x 26.0x 20.5x 1.7x
Bonduelle 738 1,824 7.2 6.6 10.3 8.6 4.3
Calavo Growers 399 412 11.6 9.0 21.8 16.8 1.3
Total Produce 322 394 4.8 4.7 8.7 8.4 0.9
La Doria 123 310 5.6 5.2 9.9 7.8 2.9
Average 8.7x 7.5x 15.3x 12.4x 2.2x
Median 7.2 6.6 10.3 8.6 1.7
Tyson Foods $11,679 $13,177 6.7x 5.9x 13.3x 10.9x 0.7x
JBS 9,313 19,849 8.2 7.0 14.0 10.0 3.9
Smithfield Foods 3,116 4,978 5.8 5.4 9.4 8.3 2.6
Dean Foods 1,999 2,636 6.2 5.8 20.5 15.4 1.5
Average 6.7x 6.0x 14.3x 11.1x 2.2x
Median 6.4 5.8 13.7 10.4 2.0
All Peers
Average 7.5x 6.6x 14.4x 11.5x 2.0x
Median 6.9 6.2 13.4 10.4 1.6
Management 5-Year Projections $921 $1,189 8.9x 8.1x - - 2.7x
Management High Case 921 1,189 8.9 7.6 - - 2.7
Special Committee Upside Case 921 1,189 8.5 6.9 - - 2.5
Management 5-Year Projections $921 $1,034 7.8x 7.1x - - 2.7x
Management High Case 921 1,034 7.8 6.6 - - 2.7
Special Committee Upside Case 921 1,034 7.4 6.0 - - 2.5
(a)
(b)
(c)
(d)
(f)
(e)
Other Fruit and Vegetables Players
Other Food Commodity Peers
Fresh Produce Peers
2
Source: Companies filings, FactSet, Wall Street Research.
(a) Based on fully diluted share count (latest available outstanding share count diluted for stock options using treasury method and other dilutive instruments), as of 8/9/2013. (b) EqV to EV bridge includes latest available net financial debt, non-controlling interests and equity investments at book value. (c) Based on latest available net financial debt and 2013E calendarized comparable basis EBITDA. (d) Includes impact of Seara Acquisition (incorporation of R$5.85bn of debt). (e) Based on unaffected share price as of 3/6/2013 (i.e. prior to disclosure of Continental Grain letter to Smithfield Board of Directors). (f) Adjusted for spin-off of WhiteWave and including cash proceeds from disposal of remaining shares (at current spot price); adjusted for litigation settlement, cash performance units and phantom shares (settled in cash). (g) Equity value to Enterprise value for Dolphin as described on page
21; assumed after-tax present value of non-core assets of $155m (see pages 40-41 for more details).
Dolphin Unaffected (as of 6/10/2013), Excluding Assumed After-Tax Present Value of Non-Core Assets - Comparable Basis EBITDA
(g)
Dolphin Unaffected (as of 6/10/2013), Including Assumed After-Tax Present Value of Non-Core Assets - Comparable Basis EBITDA
(g)

Public Comparable Benchmarks – Implied Value per Dolphin Share
($ in millions, except per share data)
III     VALUATION ANALYSIS PROJECT DOLPHIN
(a) See pages 40-41 for detailed calculation.
(b) Based on a fully diluted share count (outstanding number of shares as of 7/23/2013), including in-the-money dilutive instruments to reflect value to all equity holders: stock options (using treasury method),
Assumed Management Management Special Committee
Multiple Range 5-Year Projections High Case Upside Case
Low High Low High Low High Low High
$164 $173 $189
Comparability Adjustments
Less: Stock-Based Compensation Expense (12) (12) (12)
Less: Equity Earnings Contribution and Interest Income (5) (5) (5)
$147 $156 $171
Enterprise Value
6.5x 7.5x
$953 $1,099 $1,011 $1,167 $1,112 $1,283
- Net Financial Debt ($258) ($258) ($258) ($258) ($258) ($258)
- Non-Controlling Interests (7) (7) (7) (7) (7) (7)
+ Equity Investments 90 90 90 90 90 90
- Other Adjustments (94) (94) (94) (94) (94) (94)
+ Assumed After-Tax Present Value of Non-Core Assets
(a)
155 155 155 155 155 155
Equity Value $839 $985 $897 $1,053 $998 $1,169
Implied Value Per Share
(b)
$9.31 $10.91 $9.95 $11.64 $11.05 $12.89
Implied Premium to Current Price of $12.81 (27.3%) (14.9%) (22.3%) (9.1%) (13.8%) 0.6%
Implied Premium to Unaffected Price of $10.20 (8.8%) 6.9% (2.5%) 14.1% 8.3% 26.3%
RSAs, RSUs and Performance Shares.
2014E EBITDA - Company Reporting
2014E EBITDA - Comparable Basis

Precedent Transactions in the Fresh Fruit and Vegetables Space
($ in millions)
PROJECT DOLPHIN
ANN.
EBITDA ENTERPRISE ENTERPRISE VALUE AS MULTIPLE OF
DATE TARGET ACQUIRER TARGET MARGIN VALUE SALES EBITDA EBIT
9/12 Dolphin Asia Fresh & Packaged Foods Itochu Corporation Asia 7.6% $1,685 0.7x 9.0x -
7/12 Bolthouse Farms Campbell Soup USA 22.1% 1,550 2.2 10.2 16.8
12/11 Turners & Growers (72.5%) BayWa New Zealand 6.3% 226 0.5 7.2 12.9
2/10 France Champignon Bonduelle France 7.5% 139 0.5 6.3 13.5
6/08 Vitacress Salads RAR Group UK 7.9% 105 0.6 8.2 -
6/08 Desarollo Agroindustrial/Caribana Fresh Del Monte Produce Costa Rica 10.5% 403 0.8 8.1 10.1
7/06 Chiquita Brands South Pacific Tradefresh Australia 8.9% 128 0.8 8.6 11.8
Average 0.9x 8.2x 13.0x
Median 0.7x 8.2x 12.9x
Memo:
12/02 Dolphin David Murdock USA 8.5% $2,322 0.5x 6.2x 8.7x
(a) (a)
(b)
(c) (c) (c)
(d) (d) (d)
3
Source: Company Filings, Wall Street Research, Press, MergerMarket; excludes transactions with enterprise value below $100 million and prior to 2006.
(a)
Financials as of 2011. Based on 2012E financials, EV/sales multiple would stand at 0.6x and EV/EBITDA multiple would stand at 8.4x.
(b)
Company reports an EBITDA multiple of 9.5x including tax benefits.
(c)
Financials as of 2008.
(d)
Financials as of end of FY 2005 (6/30).
III     VALUATION ANALYSIS

Precedent Transaction Benchmarks – Implied Value per Dolphin Share
($ in millions, except per share data)
III     VALUATION ANALYSIS PROJECT DOLPHIN
Assumed
Multiple Range Actuals
Low High Low High
Q2 2013 LTM EBITDA - Company Reporting $171
Comparability Adjustments
Less: Stock-Based Compensation Expense (18)
Less: Equity Earnings Contribution and Interest Income (6)
Q2 2013 LTM EBITDA - Comparable Basis $147
Enterprise Value 8.0x 9.0x $1,173 $1,319
- Net Financial Debt ($258) ($258)
- Non-Controlling Interests (7) (7)
+ Equity Investments 90 90
- Other Adjustments (94) (94)
+ Assumed After-Tax Present Value of Non-Core Assets
(a)
155 155
Equity Value $1,059 $1,205
Implied Value Per Share
(b)
$11.70 $13.27
Implied Premium to Current Price of $12.81 (8.7%) 3.6%
Implied Premium to Unaffected Price of $10.20 14.7% 30.1%
3
RSAs, RSUs and Performance Shares.
(b) Based on a fully diluted share count (outstanding number of shares as of 7/23/2013), including in-the-money dilutive instruments to reflect value to all equity holders: stock options (using treasury method),
(a) See pages 40-41 for detailed calculation.

Appendix PROJECT DOLPHIN

A Supplemental Materials on Management 5-Year Projections PROJECT DOLPHIN

A     SUPPLEMENTAL MATERIALS ON MANAGEMENT 5-YEAR PROJECTIONS PROJECT DOLPHIN
Management 5-Year Projections – Key Assumptions
Source: 2013-2017 Projection Summary 07.22.2013 Revision (Dataroom: 3.9.3.)
Assessment of key variables (see next page for further details)
2014-2015 volume build-up in North America fresh fruit due to new ship program reflected in forecasts
Projections assume resolution of Ecuador tax case dispute
Do not reflect potential negative financial impact of restructuring Dolphin’s business in the event no resolution is reached
Working Capital
Working capital balance assumed at 3.4% of revenues
Capital Expenditures
1.5% of revenues
Plus strategic projects
Plus ship payments
Selected IT system update initiatives – $25 million
DBCP Resolution
Assuming resolution by 2016; Dolphin responsible for up to 50% of cash settlement
Tax provision
2013 per current estimates
20.0% for 2014-2017
Cash taxes
2013 as projected
2014-2017 increases as EBT increases, plus $1.6 million annual increase in Ecuador, assuming resolution of tax case dispute
Ecuador tax case resolution assumed in early 2014; $3.9 million tax base per year, less taxes already paid, plus 10% interest per annum
Source: Company.

ADJUSTED EBITDA
IMPACT VS. DOLPHIN
3-YEAR PLAN
KEY ASSUMPTIONS LOW HIGH
FRESH FRUIT
Banana pricing:
North America: $0.34/box price increase on 76m boxes: not included in Low, maintained in High
Europe: $0.49/box price increase on 21m boxes maintained in High; decreased by $0.24/box in Low
($26.0)
(5.0)
-
-
Latin America:
Higher banana fruit costs:
No additional Ecuador farms / Banapuerto / Coyoles: $(10.0)-(12.0)m in High/Low
Higher banana fruit costs: $1.55/box on 110m boxes: $(17.1)m both in High and Low
Cost/price adjustment: committing to identify measures to achieve minimal profitability in Low
(29.1)
(12.0)
(17.1)
+10.0
(27.1)
(10.0)
(17.1)
-
Chile: higher fruit costs – both in High and Low (0.7) (0.7)
FRESH
VEGETABLES
Normalization of the business to the following EBITDA:
Fresh Pack: $10.0m
– both in High and Low
Value-Added: $40.0m Low/$50.0m
High
Berries: $20.0m
– both in High and Low
(30.1) (20.1)
REALIGNMENT /
COST SAVINGS
Fresh Fruit: High only
DFV: both in High and Low
Corporate: both in High and Low
-
+1.3
+1.5
+12.0
+1.3
+1.5
NEW SHIPS
2014: 1.1m boxes build-up at $0.25/box
2015: 2.2m boxes build-up at $0.25/box
+0.3
+0.6
+0.3
+0.6
2016: 2 ships full year, 1 ship from May 1 only; incremental volume at $0.50/box EBITDA
Low: 86% capacity / 6m boxes / $7.5m lower shipping costs
High: 95% capacity / 9.3m boxes / $10.8m lower shipping costs
+10.5
-
-
+15.5
2017: 3 ships full year; incremental volume at $.50/box EBITDA
Low: 86% capacity / 6.8m boxes / $8.4m lower shipping costs
High: 95% capacity / 10.5m boxes / $12.2m lower shipping costs
+11.8
-
-
+17.4
OTHER
ASSUMPTIONS
2013 EBITDA from operations increased approximately $18m upon further review of fruit cost (vs. “Tuesday Package 6” – cf. Dataroom 4.3.)
The midpoint EBITDA would reflect bonus pools appropriate for the earnings level
Projections do not incorporate any acquisition activity and are based on Dolphin’s current capital structure
2016 and 2017 projections are flat compared with 2015 except for the impact of the replacement vessels
Source: 2013-2017 EBITDA Sensitivity Analysis (Dataroom: 3.6.)
Management 5-Year Projections – EBITDA Sensitivity Key Assumptions
($ in millions)
PROJECT DOLPHIN A     SUPPLEMENTAL MATERIALS ON MANAGEMENT 5-YEAR PROJECTIONS
Source: Company.

st

Management 5-Year Projections – Adjusted EBITDA (Detail)
($ in millions)
PROJECT DOLPHIN A     SUPPLEMENTAL MATERIALS ON MANAGEMENT 5-YEAR PROJECTIONS
+$0.0 ($36.5) ($42.7)
Source: Company.
(a) Adjusted for E.U. fine ($33.8m recorded in Q1 2013 as per Company “Tuesday Packages”).
(b) Target for 2013 assumes $19m of cash bonus paid, i.e. $6m of cash bonus reversal.
(c) Low scenarios assume cash bonus reversal. High scenarios assume $27m of cash bonus paid.
2013E 2014E 2015E 2016E 2017E
Dolphin Management Dolphin Management Management Management
Original 3-Year 5-Year Projections 3-Year 5-Year Projections 5-Year Projections 5-Year Projections
Budget P6
(a)
Target
(a)(b)
Plan Low
(c)
High
(c)
Plan Low
(c)
High
(c)
Low
(c)
High
(c)
Low
(c)
High
(c)
Fresh Fruit $120.6 $119.0 $137.3 $158.4 $108.0 $143.0 $162.0 $111.8 $146.8 $121.7 $161.7 $123.0 $163.6
Fresh Vegetables 84.8 59.0 59.0 78.6 71.3 81.3 103.0 74.2 84.2 74.2 84.2 74.2 84.2
Corporate Expenses (50.9) (47.7) (47.7) (51.5) (51.3) (51.3) (53.1) (52.9) (52.9) (52.9) (52.9) (52.9) (52.9)
Total Company $154.5 $130.3 $148.5 $185.5 $128.0 $173.0 $211.9 $133.1 $178.1 $143.0 $193.0 $144.3 $194.9
Bonus Reversal/Berry Earn-Out 0.0 25.0 6.0 15.0 27.0 0.0 0.0 27.0 0.0 27.0 0.0 27.0 0.0
Adjusted Total $154.5 $155.3 $154.5 $200.5 $155.0 $173.0 $211.9 $160.1 $178.1 $170.0 $193.0 $171.3 $194.9
Midpoint of Projections $164.0 $169.2 $181.5 $183.2

Source: Board of Directors’ Meeting – Company Overview – July 2013 (Dataroom: 1.10.)

Historical Performance by Division
($ in millions)
PROJECT DOLPHIN
Source: Company.
35
A     SUPPLEMENTAL MATERIALS ON MANAGEMENT 5-YEAR PROJECTIONS
Adjusted
EBITDA
Budget
Actual/Proj.
DFFNA
EUROPE
CHILE DFV
Actual vs. Budget ($)
Actual vs. Budget (%)
+$58 +$16 +$37 +$25
+38% +9% +27% +24%
($50) ($84) ($24) ($22)
(68%) (145%) (77%) (47%)
Actual vs. Budget ($)
Actual vs. Budget (%)
($14) +$4 ($2) ($28)
(35%) +8% (4%) (35%)
($2) +$2 +$6 +$2
(12%) +25% +67% +15%
2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E
$154
$183
$136
$104
$96
$212
$199
$173
$129
$96
$91
$92
$104 $106
VAR. 09A-13E: ($116m)
VAR. 09A-13E: +$10m
2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E
$74
$58
$31
$47
$28
$24
($26)
$7
$25
$29
$33
$35 $35
$35
2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E
$17
$8
$9
$13
$16
$15
$10
$15
$15
$16
$17
$18
$18
$18
2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E
$40
$52
$55
$80
$85
$26
$56
$53
$52
$59
$76
$79 $79 $79
Source: Board of Directors’ Meeting – Company Overview – July 2013 (Dataroom: 1.10.); 2013-2017 Projection Summary
07.22.2013 Revision (Dataroom: 3.9.3.)

PROJECT DOLPHIN A     SUPPLEMENTAL MATERIALS ON MANAGEMENT 5-YEAR PROJECTIONS
Management 5-Year Projections vs. Research Estimates – Adjusted EBITDA
($ in millions)
EBITDA ESTIMATES
OBSERVATIONS
Limited number of analysts
covering Dolphin
Limited visibility beyond 2014
Some variability in 2013
estimates
Management continues to guide
towards low end of original
$150-170m 2013E EBITDA
guidance
Source: Company, Wall Street Research, FactSet as of 8/9/2013.
(a) Target for 2013 (adjusted for E.U. fine), midpoint of projections for 2014E-2017E period.
2013E 2014E 2015E 2016E 2017E
Research Estimates
Goldman Sachs (7/26/2013) $151.6 $181.9 $193.2
- -
BofA-ML (6/11/2013) 115.5 164.6
- - -
Janney (7/26/2013) 156.5 182.0
- - -
BB&T (7/26/2013) 158.8
- - - -
Average $145.6 $176.2 $193.2 - -
Median 154.1 181.9 193.2 - -
Memo: FactSet Median $154.0 $181.9 $193.2 - -
Management 5-Year Projections
(a)
$154.5 $164.0 $169.2 $181.5 $183.2
Management High Case 154.5 173.0 178.1 193.0 194.9
Management vs. Average ($) $8.9 ($12.2) ($24.0) - -
Management vs. Median ($) 0.5 (17.9) (24.0) - -
Management vs. FactSet ($) 0.5 (17.9) (24.0) - -

Source: Board of Directors’ Meeting – Company Overview – July 2013 (Dataroom: 1.10.); 2013-2017 Projection
Summary 07.22.2013 Revision (Dataroom: 3.9.3.)

Cost Savings – Management Estimates
($ in millions)
PROJECT DOLPHIN A     SUPPLEMENTAL MATERIALS ON MANAGEMENT 5-YEAR PROJECTIONS
Source: EBITDA Bridge and Pro Forma (Dataroom: 3.3.); 2013-2017 EBITDA Sensitivity Analysis (Dataroom: 3.6.)
Source: Company.
EBITDA
BRIDGE
(JUNE 2013)
EBITDA
SENSITIVITY
(JULY 2013)
2014E 2015E
Additional Cost Savings
Low High Low High
Additional: Fresh Fruit - $12.0 - $12.0
Additional: Fresh Vegetables 1.3 1.3 1.3 1.3
Additional: Corporate 1.5 1.5 1.5 1.5
Additional: Cost/Price Adjustment - Latin America 10.0 - 10.0 -
Total Realignment/Cost Savings 12.8 14.8 12.8 14.8

B Supplemental Valuation Materials PROJECT DOLPHIN

B     SUPPLEMENTAL VALUATION MATERIALS PROJECT DOLPHIN
Dolphin vs. Peers – EBITDA Comparability
($ in millions)
(a)
Source: 2013-2017 Projection Summary 07.22.2013 Revision (Dataroom: 3.9.3.); Equity Earnings Forecast (Dataroom: 3.9.5)
(b)
FRESH DEL
DOLPHIN MONTE CHIQUITA FYFFES
Reported EBITDA build-up
Stock-Based Compensation Above the Line?
Equity Earnings Contribution Below the Line?
Interest Income Below the Line?
Q2 2013
LTM
2013E 2014E
Adjusted EBITDA - Company Reporting
$170.6 $154.5 $164.0
Less: Stock-Based Compensation Expense ($17.9) ($13.6) ($12.2)
Less: Equity Earnings Contribution and Interest Income (6.1) (7.8) (5.2)
o/w Equity Earnings Contribution (6.0) (7.6) (5.1)
o/w Interest Income (0.1) (0.2) (0.1)
Adjusted EBITDA - Comparable Basis
$146.6 $133.1 $146.6
38
EBITDA Comparability Adjustments
(a) Projected equity earnings of $0.3 million in 2013 and 2014.
(b) Assumes 0.07% interest rate per annum per Company’s guidance.
Source: Companies filings, FactSet and Wall Street Research.

Equity Value to Enterprise Value Adjustments
($ in millions)
PROJECT DOLPHIN B     SUPPLEMENTAL VALUATION MATERIALS
Source: 2013-2017 Cash Flow Projections Revised 7-24-2013 (Dataroom: 3.9.6.); Dolphin 2013 10-Q as of 06-15-2013
Source: Company.
Item Q2 Comments/Observations
Gross Financial Debt 683.0 Reported, as of 6/15/2013
Cash and Cash Equivalents (424.9) Reported, as of 6/15/2013, excluding restricted cash ($16.3m)
Net Financial Debt $258.0 Reported, as of 6/15/2013
Non-Controlling Interests 6.5 Book value, as of 6/15/2013
Equity Investments (90.1) Book value, as of 6/15/2013
Assets Held For Sale (0.6) Book value, as of 6/15/2013
Pro Forma Adjustments 94.9
E.U. Fine 64.5 Post-Q2 2013 closing payment
Honduran Tax Case Settlement 16.8 Post-Q2 2013 closing payment
Remaining Itochu-Related Transaction Costs 13.6 Post-Q2 2013 closing payment
Total EqV-EV Adjustments $268.8

Note: Does not include assumed after-tax present value of non-core assets of $155m (see pages 40-41 for further details)

B     SUPPLEMENTAL VALUATION MATERIALS PROJECT DOLPHIN
Summary of Dolphin Non-Core Assets
($ in millions)
(a) Currently listed for sale.
(b) Currently being used by Dolphin Fresh Vegetables operations.
Source: Dolphin Non-Core Assets Revised 7-10-2013 (Dataroom 7.3.1.)
OBSERVATIONS
Assumed value based on
Management estimates and
guidance
Hawaiian farmed land not
included, notwithstanding
limited contribution to
EBITDA, on concerns that
Dolphin needs to maintain an
active farming presence in
Hawaii (for branding and
other commercial reasons)
Assumed pre-tax value of
$72.5m
Marginal contribution to
EBITDA (~$1.1-1.2m in
2014-2015)
Net impact on DCF value
would be ~$0.30 per share
Assumes after-tax values do
not include any tax from
repatriation of offshore sale
proceeds
Estimated Value Net Book
Acres Low High Value
Latin America and Europe
Ecuador: Former Flowers Property 487 $1.3 $1.7 $0.4
Colombia: Former Flowers Properties
(a)
151 4.0 5.1 2.8
Italy: Ripening Warehouse
(a)
3 1.0 2.0 2.3
Honduras: Lis Lis 1,343 6.0 12.0 0.1
Honduras: La Ceiba Golf Course 44 16.0 18.0 0.3
Honduras: La Ceiba Golf Properties
(a)
147 38.0 47.5 0.6
Ukraine: Former Arkadia Warehouses
(a)
18 1.0 2.0 -
Total Latin America and Europe Assets 2,193 $67.3 $88.3 $6.5
United States
Citation Corporate Jet
(a)
- $0.6 $0.7 $0.6
Hawaii Land Market for Sale
(a)
20,600 175.0 200.0 147.7
Salinas Campus
(b)
9 - - 3.3
Total U.S. Assets 20,609 $175.6 $200.7 $151.6
Total Worldwide Saleable Assets 22,802 $242.9 $289.0 $158.1
Est. Est. Theoretical
Pre-tax Value Tax Tax After-tax
Min Max Midpoint Basis Rate Value
Latin America and Europe Assets $67.3 $88.3 $77.8 $0.0 10.0% $70.0
US Assets 175.6 200.7 188.2 0.0 37.5% 117.6
Total $242.9 $289.0 $266.0 $0.0 $187.6
NON-CORE
ASSETS
SUMMARY
SOURCE:
DOLPHIN
MANAGEMENT
ASSUMED
ESTIMATED
NET VALUE
CALCULATION
SOURCE:
DOLPHIN
MANAGEMENT
GUIDANCE

Source:
Company.

Illustrative After-Tax Valuation of Non-Core Assets
($ in millions)
PROJECT DOLPHIN B     SUPPLEMENTAL VALUATION MATERIALS
Key assumptions:
Disposal sequenced evenly over a 4-year period (2014-2017); note: disposals could prove more difficult to realize in outer years given the potential for decreasing attractiveness of the remaining parcels over time
Does not include any sale of assets related to ordinary course of business (sale of containers, etc.)
Does not include Hawaiian farmed land
Discounted value based on discount rate of 8.0%
Memo:
Total Assumed Undiscounted After-Tax Non-Core Asset Value $187.6
BUDGET PROJECTIONS
H2 2013 2014E 2015E 2016E 2017E
Net Proceeds of Sale of Non-Core Assets - $46.9 $46.9 $46.9 $46.9
Discounted Value @ 8.0% - $43.3 $40.1 $37.1 $34.4
Illustrative Present Value of Future Cash Proceeds $154.9

Dolphin Hawaii – Excess Land Holding Valuation Reconciliation
($ in thousands)
PROJECT DOLPHIN B     SUPPLEMENTAL VALUATION MATERIALS
Source: Dole Hawaii Land Holding Valuation Reconciliation 7-2-13 (Dataroom: 7.3.3.)
Source: Company.

DCF Analysis – Management 5-Year Projections
($ in millions)
B     SUPPLEMENTAL VALUATION MATERIALS PROJECT DOLPHIN
(a)
(a) As per Company’s guidance.
BUDGET PROJECTIONS Terminal
P&L H2 2013 2014E 2015E 2016E 2017E Value
$30.8 $164.0 $169.2 $181.5 $183.2 $183.2
Less: Stock-Based Compensation Expense ($1.7) ($12.2) ($12.1) ($12.1) ($12.1) (12.1)
Less: Equity Earnings Contribution (4.4) (5.1) (5.1) (5.1) (5.1) (5.1)
Less: Interest Income (0.1) (0.1) (0.1) (0.1) (0.1) (0.1)
$24.6 $146.6 $151.9 $164.3 $165.9 $165.9
Less: D&A (36.1) (68.3) (67.8) (67.3) (66.9) (69.3)
($11.5) $78.3 $84.1 $97.0 $99.0 $96.6
Less: Taxes 2.3 (15.7) (16.8) (19.4) (19.8) (19.3)
% Effective Tax Rate 20.0% 20.0% 20.0% 20.0% 20.0% 20.0%
Unlevered Net Income ($9.2) $62.7 $67.2 $77.6 $79.2 $77.3
Cash Flow Items
Plus: D&A 36.1 68.3 67.8 67.3 66.9 69.3
Less: Strategic and All Other CapEx (76.7) (92.9) (68.3) (69.2) (69.3) (69.3)
Less: IT CapEx 0.0 (15.0) (10.0) 0.0 0.0 0.0
Less: Ships Payments (32.9) (32.9) (67.5) (34.7) 0.0 0.0
Less: Change in Working Capital 14.7 (2.4) (3.5) (2.0) (0.3) 0.0
Less: Pension Cash Contribution (7.3) (18.1) (13.6) (10.6) (8.3) 0.0
Less: DBCP Settlements (2.5) (8.9) (8.7) (4.9) 0.0 0.0
Less: Ecuador Tax Case Settlement - (19.6) 0.0 0.0 0.0 0.0
Less: Ecuador Incremental Taxes - (1.6) (1.6) (1.6) (1.6) (1.6)
Unlevered Free Cash Flow ($77.7) ($60.4) ($38.1) $21.9 $66.6 $75.7
43
EBITDA - Company Reporting
EBITDA - Comparable Basis
EBIT - Comparable Basis

DCF Analysis – Management 5-Year Projections
(cont’d)
($ in millions, except per share data)
B SUPPLEMENTAL VALUATION MATERIALS PROJECT DOLPHIN
(b)
(b)
(a)
+
(a) Includes net debt as of 6/15/2013, non-controlling interests and equity investments at 6/15/2013 book value and other adjustments as previously described.
(b) Based on a fully diluted share count (outstanding number of shares as of 7/23/2013), including in-the-money dilutive instruments to reflect value to all equity holders: stock options (using treasury method), RSAs, RSUs and Performance Shares.
PV of PV of Term. Value Total Enterprise Value Implied Exit EV/EBITDA Multiple
Future at Perpetuity Growth Rate of: at Perpetuity Growth Rate of: at Perpetuity Growth Rate of:
WACC Cash Flows 1.0% 1.5% 2.0% 1.0% 1.5% 2.0% 1.0% 1.5% 2.0%
7.0% ($97) $937 $1,027 $1,135 $839 $930 $1,038 7.7x 8.4x 9.3x
7.5% (98) 847 922 1,010 749 824 913 7.1 7.7 8.5
8.0% (98) 770 833 907 671 735 809 6.6 7.1 7.8
8.5% (99) 704 757 820 605 659 721 6.1 6.6 7.2
9.0% (99) 646 692 745 547 593 646 5.8 6.2 6.6
Adj.
Net Implied Equity Value Implied Value per Share
Debt at Perpetuity Growth Rate of: at Perpetuity Growth Rate of:
1.0% 1.5% 2.0% 1.0% 1.5% 2.0%
($269) $571 $661 $769 $6.33 $7.33 $8.54
(269) 480 555 644 5.33 6.16 7.15
(269) 403 466 540 4.47 5.17 5.99
(269) 336 390 452 3.73 4.33 5.02
(269) 278 324 377 3.08 3.60 4.19
Assumed After-Tax
PV of Non-Core Implied Value per Share
Assets at Perpetuity Growth Rate of:
1.0% 1.5% 2.0%
$155 $8.05 $9.05 $10.24
155 7.05 7.88 8.86
155 6.19 6.89 7.71
155 5.45 6.05 6.74
155 4.80 5.32 5.91
44
=
+ =
+

DCF Analysis – Management High Case
($ in millions)
B     SUPPLEMENTAL VALUATION MATERIALS PROJECT DOLPHIN
(a) As per Company’s guidance.
(a)
BUDGET PROJECTIONS Terminal
P&L H2 2013 2014E 2015E 2016E 2017E Value
$30.8 $173.0 $178.1 $193.0 $194.9 $194.9
Less: Stock-Based Compensation Expense ($1.7) ($12.2) ($12.1) ($12.1) ($12.1) (12.1)
Less: Equity Earnings Contribution (4.4) (5.1) (5.1) (5.1) (5.1) (5.1)
Less: Interest Income (0.1) (0.1) (0.1) (0.1) (0.1) (0.1)
$24.6 $155.6 $160.8 $175.7 $177.6 $177.6
Less: D&A
(36.1) (68.3) (67.8) (67.3) (66.9) (69.3)
($11.5) $87.3 $93.0 $108.4 $110.8 $108.3
Less: Taxes
2.3 (17.5) (18.6) (21.7) (22.2) (21.7)
% Effective Tax Rate 20.0% 20.0% 20.0% 20.0% 20.0% 20.0%
Unlevered Net Income ($9.2) $69.9 $74.4 $86.7 $88.6 $86.7
Cash Flow Items
Plus: D&A 36.1 68.3 67.8 67.3 66.9 69.3
Less: Strategic and All Other CapEx (76.7) (92.9) (68.3) (69.2) (69.3) (69.3)
Less: IT CapEx 0.0 (15.0) (10.0) 0.0 0.0 0.0
Less: Ships Payments (32.9) (32.9) (67.5) (34.7) 0.0 0.0
Less: Change in Working Capital 14.7 (2.4) (3.5) (2.0) (0.3) 0.0
Less: Pension Cash Contribution (7.3) (18.1) (13.6) (10.6) (8.3) 0.0
Less: DBCP Settlements (2.5) (8.9) (8.7) (4.9) 0.0 0.0
Less: Ecuador Tax Case Settlement - (19.6) 0.0 0.0 0.0 0.0
Less: Ecuador Incremental Taxes - (1.6) (1.6) (1.6) (1.6) (1.6)
Unlevered Free Cash Flow ($77.7) ($53.2) ($31.0) $31.1 $76.0 $85.1
45
EBITDA - Company Reporting
EBITDA - Comparable Basis
EBIT - Comparable Basis

DCF Analysis – Management High Case
($ in millions, except per share data)
B SUPPLEMENTAL VALUATION MATERIALS PROJECT DOLPHIN
(a) Includes net debt as of 6/15/2013, non-controlling interests and equity investments at 6/15/2013 book value and other adjustments as previously described.
(b) Based on a fully diluted share count (outstanding number of shares as of 7/23/2013), including in-the-money dilutive instruments to reflect value to all equity holders: stock options (using treasury method), RSAs, RSUs and Performance Shares.
(b)
(b)
(a)
PV of PV of Term. Value Total Enterprise Value Implied Exit EV/EBITDA Multiple
Future at Perpetuity Growth Rate of: at Perpetuity Growth Rate of: at Perpetuity Growth Rate of:
WACC Cash Flows 1.0% 1.5% 2.0% 1.0% 1.5% 2.0% 1.0% 1.5% 2.0%
7.0% ($70) $1,053 $1,154 $1,276 $983 $1,085 $1,206 8.1x 8.8x 9.8x
7.5% (71) 952 1,036 1,136 881 966 1,065 7.4 8.1 8.9
8.0% (71) 865 936 1,020 794 865 948 6.9 7.5 8.1
8.5% (72) 791 852 922 719 779 849 6.4 6.9 7.5
9.0% (73) 726 778 838 653 705 765 6.0 6.5 7.0
Adj.
Net Implied Equity Value Implied Value per Share
Debt at Perpetuity Growth Rate of: at Perpetuity Growth Rate of:
1.0% 1.5% 2.0% 1.0% 1.5% 2.0%
($269) $715 $816 $938 $7.93 $9.06 $10.39
(269) 612 697 797 6.80 7.73 8.84
(269) 525 596 679 5.83 6.62 7.54
(269) 450 511 581 4.99 5.67 6.44
(269) 384 437 496 4.27 4.85 5.51
Assumed After-Tax
PV of Non-Core Implied Value per Share
Assets at Perpetuity Growth Rate of:
1.0% 1.5% 2.0%
$155 $9.64 $10.75 $12.06
155 8.51 9.45 10.54
155 7.55 8.34 9.26
155 6.71 7.39 8.16
155 5.98 6.56 7.23
46
(cont’d)
+ =
= +
+

DCF Analysis – Special Committee Upside Case
($ in millions)
B     SUPPLEMENTAL VALUATION MATERIALS
(a) As per Company’s guidance.
(b) See page 16 for further details.
PROJECT DOLPHIN
(a)
(b)
BUDGET PROJECTIONS Terminal
P&L H2 2013 2014E 2015E 2016E 2017E Value
$37.3 $188.5 $202.9 $225.4 $230.9 $230.9
Less: Stock-Based Compensation Expense ($1.7) ($12.2) ($12.1) ($12.1) ($12.1) (12.1)
Less: Equity Earnings Contribution (4.4) (5.1) (5.1) (5.1) (5.1) (5.1)
Less: Interest Income (0.1) (0.1) (0.1) (0.1) (0.1) (0.1)
$31.1 $171.1 $185.6 $208.2 $213.7 $213.7
Less: D&A (36.1) (68.3) (67.8) (67.3) (66.9) (69.3)
($5.0) $102.8 $117.8 $140.9 $146.8 $144.3
Less: Taxes 1.0 (20.6) (23.6) (28.2) (29.4) (28.9)
% Effective Tax Rate 20.0% 20.0% 20.0% 20.0% 20.0% 20.0%
Unlevered Net Income ($4.0) $82.3 $94.2 $112.7 $117.5 $115.5
Cash Flow Items
Plus: D&A 36.1 68.3 67.8 67.3 66.9 69.3
Less: Strategic and All Other CapEx (55.2) (100.1) (75.5) (76.4) (69.3) (69.3)
Less: IT CapEx 0.0 (15.0) (10.0) 0.0 0.0 0.0
Less: Ships Payments (32.9) (32.9) (67.5) (34.7) 0.0 0.0
Less: Change in Working Capital 14.7 (2.4) (3.5) (2.0) (0.3) 0.0
Less: Pension Cash Contribution (7.3) (18.1) (13.6) (10.6) (8.3) 0.0
Less: DBCP Settlements (2.5) (8.9) (8.7) (4.9) 0.0 0.0
Less: Ecuador Tax Case Settlement - (19.6) 0.0 0.0 0.0 0.0
Less: Ecuador Incremental Taxes - (1.6) (1.6) (1.6) (1.6) (1.6)
Unlevered Free Cash Flow ($51.0) ($48.0) ($18.3) $49.9 $104.8 $113.9
47
EBITDA - Company Reporting
EBITDA - Comparable Basis
EBIT - Comparable Basis

DCF Analysis – Special Committee Upside Case
(cont’d)
($ in millions, except per share data)
B SUPPLEMENTAL VALUATION MATERIALS PROJECT DOLPHIN
(a) Includes net debt as of 6/15/2013, non-controlling interests and equity investments at 6/15/2013 book value and other adjustments as previously described.
(b) Based on a fully diluted share count (outstanding number of shares as of 7/23/2013), including in-the-money dilutive instruments to reflect value to all equity holders: stock options (using treasury method), RSAs, RSUs and Performance Shares.
(b)
(b)
(a)
+
+
+
=
=
PV of PV of Term. Value Total Enterprise Value Implied Exit EV/EBITDA Multiple
Future at Perpetuity Growth Rate of: at Perpetuity Growth Rate of: at Perpetuity Growth Rate of:
WACC Cash Flows 1.0% 1.5% 2.0% 1.0% 1.5% 2.0% 1.0% 1.5% 2.0%
7.0% $10 $1,410 $1,546 $1,709 $1,420 $1,555 $1,718 9.0x 9.8x 10.9x
7.5% 8 1,274 1,387 1,521 1,282 1,395 1,529 8.3 9.0 9.9
8.0% 6 1,159 1,254 1,365 1,165 1,260 1,371 7.7 8.3 9.1
8.5% 5 1,059 1,140 1,234 1,064 1,145 1,239 7.2 7.7 8.4
9.0% 3 972 1,042 1,122 976 1,046 1,125 6.7 7.2 7.8
Adj.
Net Implied Equity Value Implied Value per Share
Debt at Perpetuity Growth Rate of: at Perpetuity Growth Rate of:
1.0% 1.5% 2.0% 1.0% 1.5% 2.0%
($269) $1,151 $1,287 $1,450 $12.69 $14.13 $15.87
(269) 1,013 1,127 1,260 11.21 12.43 13.85
(269) 896 992 1,103 9.93 10.97 12.17
(269) 795 876 970 8.82 9.72 10.74
(269) 707 777 857 7.84 8.62 9.50
Assumed After-Tax
PV of Non-Core Implied Value per Share
Assets at Perpetuity Growth Rate of:
1.0% 1.5% 2.0%
$155 $14.34 $15.78 $17.52
155 12.88 14.08 15.50
155 11.62 12.64 13.83
155 10.52 11.40 12.41
155 9.56 10.32 11.19

WACC Calculation
($ in millions)
B     SUPPLEMENTAL VALUATION MATERIALS PROJECT DOLPHIN
(h)
(e)
(f)
(g)
For
reference
Market Value Total Net Debt/ Net Debt/ Levered Unlevered Cost of
Company
of Equity
(a)
Debt
(b)
Capitalization Equity Total Cap. Beta
Beta
(c)
Equity
(d)
Fresh Produce Peers
Fresh Del Monte $1,667 $92 $1,759 5.5% 5.2% 0.644 0.617 6.9%
Chiquita Brands 594 535 1,129 90.0% 47.4% 1.402 0.815 12.0%
Fyffes 267 (12) 255 - - 0.626 0.626 6.8%
Average 31.8% 17.5% 0.891 0.686 8.5%
Median
5.5% 5.2% 0.644 0.626 6.9%
Other Fruit and Vegetables Players
Del Monte Pacific $912 $150 $1,062 16.4% 14.1% 0.832 0.738 8.2%
Bonduelle 738 1,087 1,825 147.2% 59.5% 0.813 0.392 8.0%
Calavo Growers 399 45 444 11.2% 10.1% 0.634 0.594 6.8%
Total Produce 322 70 392 21.8% 17.9% 0.804 0.694 8.0%
La Doria
123 158 281 127.8% 56.1% 0.694 0.370 7.2%
Average 64.9% 31.5% 0.755 0.557 7.6%
Median
21.8% 17.9% 0.804 0.594 8.0%
Other Food Commodity Peers
Tyson Foods $11,679 $1,464 $13,143 12.5% 11.1% 0.774 0.718 7.8%
JBS 9,313 9,495 18,807 102.0% 50.5% 1.674 1.071 13.8%
Smithfield Foods
3,116 2,225 5,341 71.4% 41.7% 1.257 0.800 11.0%
Dean Foods 1,999 636 2,636 31.8% 24.1% 1.197 0.999 10.6%
Average 54.4% 31.9% 1.226 0.897 10.8%
Median
51.6% 32.9% 1.227 0.900 10.8%
All Peers
Average
53.1% 28.1% 0.946 0.703 8.9%
Median
26.8% 21.0% 0.809 0.706 8.0%
Dolphin - Unaffected (as of 6/10/2013)
$921 $353 $1,273 38.3% 27.7% 1.472 1.127
12.4%
Net
Financial
49
Source: Companies filings, FactSet, Bloomberg, Barra.
(a) Based on fully diluted share count (latest available outstanding share count diluted for stock options using treasury method and other dilutive instruments), as of 8/9/2013. (b) Net financial debt only (i.e. not including non-controlling-interests nor equity investments). (c) Unlevered Beta = Levered Beta / [1 + (1 - Tax Rate) x (Net Debt / Equity)]. (d) Cost of Equity =
(Risk Free Rate of Return)+(Levered Beta) x (Equity Risk Premium) + Equity Size Premium. (e) Includes impact of Seara Acquisition (incorporation of R$5.85bn of debt).
(f) Based on unaffected share price as of 3/6/2013 (i.e. prior to disclosure of Continental Grain letter to Smithfield Board of Directors). (g) ) Adjusted for spin-off of WhiteWave and including cash proceeds from disposal of remaining shares (at current spot price); adjusted for litigation settlement, cash performance units and phantom shares (settled in cash). (h) Equity value to Enterprise value for Dolphin as described on page 21, excluding assets held for sale and assumed after-tax present value of non-core assets (see pages 40-41 for further details).

WACC Calculation
(cont’d)
B     SUPPLEMENTAL VALUATION MATERIALS PROJECT DOLPHIN
Analysis does not include a size premium given that all of the most relevant peers are of a comparable size to Dolphin
WACC CALCULATION - BASED ON PEERS BETA
Pre-Tax / After-Tax Cost of Debt
(a)
5.5% 6.5% 7.5%
4.4% 5.2% 6.0%
Total Cap. Equity Beta
Factor
(b)
Beta
Equity
(c)
Weighted Average Cost of Capital
(d)
10% 11.1% 0.686 1.089 0.747 7.6% 7.3% 7.3% 7.4%
20% 25.0% 0.686 1.200 0.823 8.1% 7.4% 7.5% 7.7%
30% 42.9% 0.686 1.343 0.921 8.7% 7.4% 7.7% 7.9%
40% 66.7% 0.686 1.533 1.052 9.6% 7.5% 7.9% 8.2%
50% 100.0% 0.686 1.800 1.235 10.9% 7.6% 8.0% 8.4%
60% 150.0% 0.686 2.200 1.509 12.7% 7.7% 8.2% 8.7%
SENSITIVITY ON UNLEVERED BETA
Unlevered Beta
Unlevered Beta 0.600 0.700 0.800 0.900
Target Net Debt/Capitalization 27.50% 27.50% 27.50% 27.50%
Target Net Debt/Equity 37.9% 37.9% 37.9% 37.9%
Levering Factor
(b)
1.303 1.303 1.303 1.303
Levered Beta
(e)
0.782 0.912 1.043 1.173
Effective Tax Rate
(a)
20.00% 20.00% 20.00% 20.00%
Risk-Free Rate of Return
(f)
2.58% 2.58% 2.58% 2.58%
Long Term Equity Risk Premium
(g)
6.70% 6.70% 6.70% 6.70%
Cost of Equity
(c)
7.8% 8.7% 9.6% 10.4%
Pre-Tax Cost of Debt 6.50% 6.50% 6.50% 6.50%
Weighted Average Cost of Capital
(d)
7.1% 7.7% 8.4% 9.0%
Net Debt/ Net Debt/ Unlevered Levering Levered Cost of
50
Source: Companies filings, FactSet, Bloomberg, Barra and Ibbotson.
(a) Marginal tax rate of 20.0%, as per Company’s guidance. (b) Levering Factor = [1 + (1 - Tax Rate) x (Net Debt / Equity)]. (c) Cost of Equity = (Risk Free Rate of
Return)+(Levered Beta) x (Equity Risk Premium) + Equity Size Premium. (d) Weighted Average Cost of Capital = (After-Tax Cost of Debt) x (Net Debt/Cap.) + (Cost of
Equity) x (Equity/Cap.). (e) Levered Beta = Unlevered Beta x Levering Factor. (f) 10-Year Treasury Bond Yield as of 8/9/2013. (g) Represents the long-term expected equity risk premium based on differences between large company stock total returns and long-term government bonds.

Dolphin Share Price Performance – Since IPO
B     SUPPLEMENTAL VALUATION MATERIALS
PROJECT DOLPHIN
$12.81
+4%
Source: FactSet as of 8/9/2013.
Max: $14.87
$12.28
LTM Peak:
9/20/2012 - $14.35
DHM June 10
Offer: $12.00
DHM Revised
Offer: $13.50
51
0.0
5.0
10.0
15.0
20.0
25.0
0
2
4
6
8
10
12
14
$16
Oct 2009 Jul 2010 Apr 2011 Feb 2012 Nov 2012 Aug 2013
Volume (m)
Price
Min: $8.05

Pre-Offer Median Target Price
$10.50
(+2.9% vs. 6/10/2013 spot)
(a)
Equity Analyst Price Targets and Evolution Over Time
ANALYST
ANALYST AND PRICE TARGET
PRICE TARGET
Current
Spot Price
$12.81
(b)
Buy
Hold
Sell
5/3 – 7/26
5/28 – 7/25
PROJECT DOLPHIN
B     SUPPLEMENTAL VALUATION MATERIALS
5/3 – 7/26
5/6 – 6/11
Source: FactSet,
Wall Street research.
(a) Spot price of $10.20 as of 6/10/2013.
(b) Spot price as of 8/9/2013.
DOLPHIN RATING EVOLUTION SINCE IPO
Pre-Offer
$9.00
(PRE – POST OFFER)
Pre/Post-Offer
N/A
Hold
Post-Offer
N/A
Pre/Post-Offer
$12.00
Pre-Offer
$10.50
Post-Offer
$12.50
52
1
1
1
1
3
6 6 6
6 6 6
4
2
3
3
2 2
2
2
1
1 1 1
2 2 2
3
5
3
2
2 2
1
1
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Sell Hold Buy Trading Price Avg. Target Price

Illustrative LBO Analysis – Based on Special Committee Upside Case
($ in millions, except per share data)
PROJECT DOLPHIN
B SUPPLEMENTAL VALUATION MATERIALS
Sources: Company, Special Committee, Bloomberg, Factset.
Notes:
53
SOURCES AND USES
Assumes entry as of 6/15/2013 (end of Q2 2013)
Multiple of
Includes assumed after-tax PV of non-core assets of $155m
Purchase Price per Share
LTM EBITDA
EBITDA
Purchase Price per Share
$13.00 $13.50 $14.00
(Company Reporting)
(Comparable Basis)
$13.00 $13.50 $14.00
Sources: Enterprise Value/
New Term Loan B $682 $682 $682 4.0x LTM EBITDA $147 8.8x 9.1x 9.5x
Senior Unsecured Notes 341 341 341 2.0x 2013E EBITDA 140 9.3x 9.6x 9.9x
Total Funded Debt $1,023 $1,023 $1,023 6.0x 2014E EBITDA 171 7.6x 7.8x 8.1x
Revolver (Undrawn @ Close)
150 150 150 -
Total Gross Debt $1,023 $1,023 $1,023 6.0x
Equity 619 666 713 RETURNS - EXIT IN 2017 (4.5 YEARS) - NO ADDITIONAL COST SAVINGS
% Equity 38% 39% 41%
Total Capitalization $1,643 $1,690 $1,737 2018E EBITDA Sale
Purchase Price per Share
(Comparable Basis)
$217 EV $13.00 $13.50 $14.00
Uses: N+1 Forward 6.5x $1,412 (3.8%) (5.3%) (6.7%)
Equity Purchase Price $1,180 $1,227 $1,273
EBITDA
7.0x $1,520 0.1% (1.5%) (3.0%)
Plus: Gross Debt 683 683 683
Multiple
7.5x $1,629 3.5% 1.9% 0.4%
Minus: Excess Cash (270) (270) (270) (at end of 2017E) 8.0x $1,737 6.6% 4.9% 3.4%
Plus: Fees 50 50 50
Total Uses $1,643 $1,690 $1,737
CREDIT STATISTICS @ $13.50 PER SHARE - NO ADDITIONAL COST SAVINGS RETURNS - EXIT IN 2017 (4.5 YEARS) - $20M ADDITIONAL COST SAVINGS
At. Close After 1.5 Yr After 3.5 Yr After 4.5 Yr
New TL B Cumul. Paydown - 1.0% 3.0% 16.0%
Cumul. Total Debt Paydown - NM 2.9% 14.0%
2018E EBITDA
Sale
Purchase Price per Share
FCF/Debt - (2.9%) 6.2% 13.0%
(Comparable Basis)
$237
EV $13.00 $13.50 $14.00
Total Debt/EBITDA 6.0x 5.8x 4.6x 4.0x N+1 Forward 6.5x $1,542 2.6% 0.9% (0.6%)
Net Debt/EBITDA 5.6x 5.5x 4.3x 3.7x EBITDA 7.0x $1,660 6.0% 4.3% 2.8%
EBITDA / Interest - 3.1x 3.5x 3.6x Multiple 7.5x $1,779 9.1% 7.4% 5.8%
EBITDA - Capex / Interest - 0.7x 1.8x 2.5x (at end of 2017E) 8.0x $1,897 11.9% 10.1% 8.5%
PURCHASE PRICE MULTIPLES (BASED ON COMPARABLE BASIS EBITDA)
Assuming entry gross leverage of 6.0x Q2 2013 LTM EBITDA of $171m (Company Reporting EBITDA), implying a net entry leverage of 5.6x Q2 2013 LTM EBITDA, assuming $60m of cash remaining within the Company at entry (based on cash on balance sheet as of 6/15/2013 of $425m pro forma for post-Q2 2013 closing payments
(totaling $95m) and assuming $270m of excess cash illustratively used in funding of transaction).
Enterprise value at entry includes assumed after-tax present value of non-core assets of $155m. Non-core assets disposals sequenced evenly over a 4-year period.
Assumes New Term Loan B pricing of L+375bps with a 1.00% Libor floor, Senior Unsecured Notes of 7.5% and ABL Revolver of L+275bps with a 1.00% Libor floor.
Implied illustrative returns analysis assumes cash sweep based on 100% of excess cash flow, with minimum balance sheet cash of $60m.
Implied illustrative returns analysis assumes management retains 5% of equity value at exit.
Enterprise value at exit based on 2018E EBITDA of $217m (i.e. 1.5% growth vs. 2017E EBITDA).